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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Registration Statement of PICO Holdings, Inc. on Form S-8 of our reports dated March 19, 2001, appearing in the Annual Report on Form 10-K of PICO Holdings, Inc. for the year ended December 31, 2000.

/s/ Deloitte & Touche LLP

San Diego, California
November 28, 2001